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                                                                   EXHIBIT 10(I)

                      EXECUTIVE MANAGEMENT SEPARATION PLAN
                           Summary of Key Provisions



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
           Eligibility      Members of executive management on the Management Committee of BANK
                            ONE CORPORATION (the "Corporation")

         Trigger Event      Resignation determined by the Corporation to be in the best interest of the Corporation (excluding termination for "cause", death or disability).
                            Determination to be made by the Chairman of the Board and the Chief
                            Executive Officer of the Corporation with respect to non-directors and by the Organization, Compensation and Nominating Committee of the Board with respect to inside directors

   Initial Notice Date      Date the Executive is advised of determination that Executive's resignation is in the best interest of the Corporation

     Transition Period      30 calendar day period beginning at initial notice date, or longer as agreed upon by Corporation and Executive

Severance Pay Election      Prior to end of the transition period, Executive must elect lump sum payment or salary continuation option

      Termination Date      If lump sum option is elected, the date following the end of the transition period; if salary continuation is elected, twelve months from the end of the transition period or upon obtaining employment and cessation of salary continuation, if earlier

     Severance Payment      Greater of normal benefit or special minimum benefit, if applicable:
                Amount      Normal Benefit -
                             *Two times annualized base salary plus two times average annual bonus
                              (average of highest two of the last three awards prior to initial notice date)
                            Special Minimum Benefit -
                             *For designated Executives, if initial notice date occurs prior to December 31,
                              2000, minimum severance payment amount will be (i) 10/12 of average of
                              Executive's annual bonus awards in 1997, 1998 and 1999, plus (ii) 2.5 times sum of annualized base salary as of October 1, 1999 and average of
                              Executive's annual bonus awards in 1997, 1998 and 1999
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Executive Management Separation Plan
Summary of Key Provisions


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
    Form and Timing of      Lump Sum -
               Payment       *If lump sum elected, full severance payment amount paid on termination date
                              (day following transition period)
                            Salary Continuation -
                             *If salary continuation elected
                              - Base salary continues for twelve months following the transition period
                              - One times average annual bonus to be paid at the next annual bonus cycle following the initial notice date
                              - Lump sum equal to one year's base salary and one times average annual bonus (or remainder of special minimum severance benefit, if applicable)
                                paid at termination
                              - In the event the Executive is re-employed, salary continuation ceases, and the unpaid balance would be paid at termination as a lump sum

 Impact on Pension and      Most benefits (pension, 401(k), medical, dental, life, etc.) continue until the
      Welfare Benefits      termination date (excluding vacation, sick pay, short and long-term disability)
                             *participation continues through the salary continuation period if salary continuation is elected (bonus paid at the initial cycle included in pension calculation for that year), or
                             *all benefit participation ceases at the end of the transition period if lump sum is elected

          Stock Awards      Vesting, continued right to exercise options and proration of outstanding restricted and performance shares as of termination date as if Executive were a retiree (unless specific stock award agreement provides otherwise)

     Change of Control      No payments under this plan if eligible for payments under any change of
     Agreements, other      control agreement with the Corporation or an affiliated entity.  Payments
  Termination Benefits      under this plan will be offset by payments to be made by reason of termination of employment under any other contract between Corporation or affiliated entity and Executive

Amendment, Termination      The plan can be amended or terminated by the Board of Directors of the
                            Corporation at any time for any reason
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